Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of North American Scientific, Inc. (“Company”) on Form 10-Q for the period ending January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, L. Michael Cutrer, President and Chief Executive Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes–Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 7, 2003

By:	/s/ L. Michael Cutrer
L. Michael Cutrer
President and Chief Executive Officer